Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Julian Sluyters, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Yield Tax Free Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder High Yield Tax Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                     /s/Julian Sluyters
                                                     Julian Sluyters
                                                     Chief Executive Officer
                                                     Scudder High Yield Tax Free
                                                     Fund, a series of Scudder
                                                     Municipal Trust

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group










Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder High Yield Tax Free Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder High Yield Tax Free Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 31, 2005                                   /s/Paul Schubert
                                                   Paul Schubert
                                                   Chief Financial Officer
                                                   Scudder High Yield Tax Free
                                                   Fund, a series of Scudder
                                                   Municipal Trust